EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and/or directors of Worthington Foods, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints William T. Kirkwood and Dale E. Twomley, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 23rd day of February, 1999.



Roger D. Blackwell                      Emil J. Brolick
---------------------------             ---------------------------
Roger D. Blackwell                      Emil J. Brolick

Allan R. Buller                         George T. Harding, IV
---------------------------             ---------------------------
Allan R. Buller                         George T. Harding, IV

Francisco J. Perez                      Donald B. Shackelford
---------------------------             ---------------------------
Francisco J. Perez                      Donald B. Shackelford

Donald G. Orrick                        William D. Parker
---------------------------             ---------------------------
Donald G. Orrick                        William D. Parker

Dale E. Twomley                         William T. Kirkwood
---------------------------             ---------------------------
Dale E. Twomley                         William T. Kirkwood

                                    - 170 -